UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 15, 2005
FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, to be dated as of November 1, 2005, providing for, inter alia, the issuance of Fremont Home Loan Trust 2005-D, Mortgage-Backed Certificates, Series 2005-D)
Fremont Mortgage Securities Corporation
(Exact name of registrant as specified in its charter)

DELAWARE State of Incorporation	333-125587 (Commission File Number)	52-2206547 (I.R.S. Employer Identification No.)

2727 East Imperial Highway, Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(714) 961-5261

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
Description of the Certificates and the Mortgage Pool
     The Registrant intends to issue a series of certificates, titled Fremont Home Loan Trust 2005-D, Mortgage-Backed Certificates, Series 2005-D (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005, among the Registrant, as depositor, Fremont Investment & Loan, as originator and servicer, Wells Fargo Bank, N.A., as master servicer, trust administrator and swap administrator and HSBC Bank USA National Association, as trustee. The Certificates represent in the aggregate the entire beneficial interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool” of conventional, one- to four- family, fixed rate and adjustable rate, first and second lien mortgage loans (the “Mortgage Loans”).
Computational Materials
     Barclays Capital Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of the Certificates certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.
     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by any other information subsequently filed with the Commission, including a prospectus supplement (“Prospectus Supplement”).
     The Computational Materials were prepared by the Underwriter at the request of certain prospective purchasers. The Computational Materials may be based on information that differs from the information to be set forth in the Prospectus Supplement.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (a) Not applicable
     (b) Not applicable
     (c) Exhibits:

Exhibit No.	Description

99.1	Computational Materials (as defined in Item 8.01) that have been provided by Barclays Capital Inc. in the form of term sheets for the Senior Certificates of Fremont Home Loan Trust 2005-D, Mortgage-Backed Certificates, Series 2005-D.

99.2	Computational Materials (as defined in Item 8.01) that have been provided by Barclays Capital Inc. in the form of term sheets for the Subordinate Certificates of Fremont Home Loan Trust 2005-D, Mortgage-Backed Certificates, Series 2005-D.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES CORPORATION (Registrant)
By:	/s/ Patrick E. Lamb
Name:	Patrick E. Lamb
Title:	Chief Financial Officer

Dated: November 15, 2005

EXHIBIT INDEX

	Item 601(a) of
Exhibit	Regulation S-K		Sequentially Numbered
Number	Exhibit No.	Description	Page

1	99.1	Computational Materials (as defined in Item 8.01) that have been provided by Barclays Capital Inc. in the form of term sheets for the Senior Certificates to certain prospective purchasers of Fremont Home Loan Trust 2005-D, Mortgage-Backed Certificates, Series 2005-D.

2	99.2	Computational Materials (as defined in Item 8.01) that have been provided by Barclays Capital Inc. in the form of term sheets for the Subordinate Certificates to certain prospective purchasers of Fremont Home Loan Trust 2005-D, Mortgage-Backed Certificates, Series 2005-D.